Exhibit 99.1

PRESS RELEASE	Contact: Jeff W. Dick, Chairman & CEO
HOLD FOR RELEASE: October 20, 2020, 8:00 AM ET	(703) 481-4567

MainStreet Bancshares, Inc. Reports Record Third Quarter Earnings

Fairfax, Virginia – October 20, 2020 - MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported record earnings of $5.2 million for the third quarter of 2020.  The quarter was propelled by $2.9 million of non-interest income and a favorable funding trend that produced $11.9 million of net interest income for the quarter.

Year-to-date September 30, 2020 the Company reported net income of $8.0 million, which represents a 0.74% return on average assets and 7.46% return on average equity, or $0.97 per share of common stock (basic and diluted).  Net interest income and noninterest income for the nine months ended September 30, 2020 increased to $32.9 million and $5.6 million, respectively. Net interest income and noninterest income for the nine months ended September 30, 2020 increased 12.6% and 50.9%, respectively, over the same period in 2019.

The Company collected $5.8 million from the Paycheck Protection Program (PPP), with $1.2 million realized during the nine months ended September 30, 2020.

Total assets were $1.6 billion and net loans were $1.3 billion as of September 30, 2020, which included $173.1 million in loans related to the PPP.  Asset quality remains strong with non-performing assets representing only 0.17% of total assets as of September 30, 2020.

Non-interest-bearing deposits were $416.6 million, representing 29.4% of total deposits as of September 30, 2020.  Total deposits as of September 30, 2020 were $1.4 billion, and core deposits represent 75% of total deposits.

Starting from a position of strong asset quality, the Company completed a “worst-case” assessment of the loan portfolio assuming unforeseen liquidity issues caused by the pandemic-induced recession.  As a result of the assessment, the Company made a special $4.5 million provision to the Allowance for Loan and Lease Losses (ALLL) in addition to the normal $1.1 million provision as of June 30, 2020, which took earnings negative for the quarter.   The September 30, 2020 ALLL also reflects a strengthened provision, currently at 1.27% of total loans (net of PPP loans).  Capital levels remain strong.

Pandemic Recession

At the onset of the pandemic, the Company structured two payment deferral programs aimed at preserving borrower liquidity. The first program was offered to all commercial borrowers, no questions asked, on March 24th - at a time where little was known about the state of the pandemic.  The Bank assisted 195 borrowers by deferring two months of principal and interest payments. This represented 22.5% of the total loan portfolio dollars outstanding.

The second program started on May 4, 2020 as a negotiated solution and a maximum deferment of 12-months of principal and interest (consistent with the Federal Reserve Board's, Main Street Lending program).  Borrowers agreed to enact restrictive covenants aimed to preserve liquidity in order to participate.

Of the 42 borrowers (7.4% of net loans) that participated in the second program, 16 remain in deferred status (3.3% of net loans) as of September 30, 2020.

The Bank’s hotel portfolio was initially a significant concern, as the hospitality industry was hit particularly hard by the recession.  However, the portfolio is faring well, with average occupancy data for the hotels approximating 50% during August, up significantly from March and April.  Only 5 of the 14 operating hotels in the portfolio remain in payment deferral status.  Refer to the chart entitled Outstanding Loan Deferments below for additional information.

Outstanding Loan Deferments
Loan Type	Number of Months Deferred				Total Deferred	Number of Borrowers
	1	2	3	4
	(000’s)
Residential mortgages	$2,165				$2,165	1
Owner-occupied commercial real estate	$441	$1,747		$235	$2,423	3
Investor-owned commercial real estate	$4,518	$26,924	$7,040		$38,482	8
- Hotels		22,600	7,040		29,640	5
- Office	993	4,324			5,317	2
- Other	3,525				3,525	1
Commercial & industrial	$606		$3,000		$3,606	3
Consumer	$64				$64	1
Total	$7,794	$28,671	$10,040	$235	$46,740	16

“We’re doing everything we can to work with our customers during this pandemic-induced recession and it seems to be working so far,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares, Inc and MainStreet Bank. “With the election just a fortnight away, we are optimistic that the post-election Congress and Administration will take swift action to provide meaningful additional stimulus to continue our path toward economic recovery.”

ABOUT MAINSTREET BANK:  MainStreet operates seven branches in Herndon, Fairfax, Fairfax City, McLean, Leesburg, Clarendon, and Washington D.C.  MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in well over 1,000 businesses in the metropolitan area.

MainStreet Bank has a full complement of payment solutions for financial technology companies and has nationally known market leaders on-staff ready to create a perfect solution for their needs.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer’s experience.

MainStreet Bank was the first community bank in the Washington, DC metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.

We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands, except share data)

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
ASSETS
Cash and cash equivalents
Cash and due from banks	$102,480	$55,273	$62,098	$53,376	$52,580
Federal funds sold	25,074	21,081	10,677	11,468	19,432
Total cash and cash equivalents	127,554	76,354	72,775	64,844	72,012
Investment securities available for sale, at fair value	118,844	91,823	102,191	92,791	88,198
Investment securities held to maturity, at carrying value	23,114	23,843	23,878	23,914	24,410
Restricted equity securities, at cost	4,616	5,041	5,041	6,157	4,882
Loans, net of allowance for loan losses of $14,346, $13,731, $9,898, $9,584, and $9,370, respectively	1,279,899	1,259,012	1,059,628	1,030,425	992,609
Premises and equipment, net	14,474	14,416	14,666	14,153	14,109
Other real estate owned, net	1,580	1,175	1,207	1,207	1,207
Accrued interest and other receivables	8,579	7,458	4,809	5,420	5,373
Bank owned life insurance	25,157	24,959	24,761	24,562	19,381
Other assets	26,371	24,786	20,786	13,885	11,414
Total Assets	$1,630,188	$1,528,867	$1,329,742	$1,277,358	$1,233,595
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$416,648	$388,104	$240,979	$252,707	$218,087
Interest bearing DDA deposits	72,807	18,266	16,846	53,707	54,438
Savings and NOW deposits	69,015	65,876	60,454	63,015	63,746
Money market deposits	348,146	332,246	265,443	141,337	125,716
Time deposits	510,429	537,840	559,489	560,857	601,896
Total deposits	1,417,045	1,342,332	1,143,211	1,071,623	1,063,883
Federal Home Loan Bank advances and other borrowings	—	10,000	10,000	40,000	10,000
Subordinated debt	14,827	14,819	14,812	14,805	14,798
Other liabilities	25,055	21,546	21,424	13,896	11,697
Total Liabilities	1,456,927	1,388,697	1,189,447	1,140,324	1,100,378
Stockholders’ Equity:
Preferred stock, $1 par value - 2,000,000 shares authorized
Non-cumulative perpetual, 28,750 shares issued and outstanding	27,527	—	—	—	—
Common stock, par value $4 per share, authorized 10,000,000 shares; issued and outstanding, 8,277,837 shares at September 30, 2020 including 162,917 unvested shares, 8,263,941 shares at June 30, 2020 including 155,742 unvested shares, 8,260,231 shares at March 31, 2020 including 155,742 unvested shares, 8,260,259 shares at December 31, 2019 including 160,961 unvested shares, 8,260,259 shares at September 30, 2019 including 160,961 unvested shares.	32,460	32,433	32,418	32,397	32,397
Capital surplus	75,217	74,850	74,482	75,117	74,860
Retained earnings	37,105	31,933	32,567	29,097	25,535
Accumulated other comprehensive income	952	954	828	423	425
Total Stockholders’ Equity	173,261	140,170	140,295	137,034	133,217
Total Liabilities and Stockholders’ Equity	$1,630,188	$1,528,867	$1,329,742	$1,277,358	$1,233,595

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
INTEREST INCOME:
Interest and fees on loans	$43,702	$40,985	$15,083	$14,399	$14,220	$14,223	$14,192
Interest on investment securities	1,488	1,668	491	496	501	534	497
Interest on federal funds sold	416	1,132	12	9	395	271	412
Total interest income	45,606	43,785	15,586	14,904	15,116	15,028	15,101
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	209	803	56	36	117	195	275
Interest on savings and NOW deposits	169	218	55	50	64	71	71
Interest on money market deposits	1,742	1,889	490	474	778	489	539
Interest on time deposits	9,740	10,466	2,841	3,333	3,566	3,730	3,900
Interest on Federal Home Loan Bank advances and other borrowings	107	457	13	44	50	92	76
Interest on subordinated debt	727	723	245	241	241	244	244
Total interest expense	12,694	14,556	3,700	4,178	4,816	4,821	5,105
Net interest income	32,912	29,229	11,886	10,726	10,300	10,207	9,996
Provision for loan losses	6,560	1,260	635	5,575	350	358	185
Net interest income after provision for loan losses	26,352	27,969	11,251	5,151	9,950	9,849	9,811
NON-INTEREST INCOME:
Deposit account service charges	1,407	1,208	487	433	487	460	392
Bank owned life insurance income	596	317	199	198	199	181	106
Loan swap fee income	2,677	878	1,851	423	403	111	407
Net gain on available-for-sale securities	—	5	—	—	—	—	—
Net gains on sale of loans	33	566	33	—	—	—	303
Other fee income	877	730	288	264	325	407	228
Total other income	5,590	3,704	2,858	1,318	1,414	1,158	1,436
NON-INTEREST EXPENSES:
Salaries and employee benefits	13,191	11,597	4,495	4,263	4,433	4,179	3,890
Furniture and equipment expenses	1,528	1,271	574	500	454	457	451
Advertising and marketing	713	531	266	191	256	375	235
Occupancy expenses	910	644	332	311	267	221	214
Outside services	696	694	215	205	276	169	306
Administrative expenses	508	533	167	177	164	198	190
Other operating expenses	4,595	3,404	1,589	1,713	1,293	1,104	1,203
Total other expenses	22,141	18,674	7,638	7,360	7,143	6,703	6,489
Income before income tax (benefit)	9,801	12,999	6,471	(891)	4,221	4,304	4,758
Income tax expense (benefit)	1,793	2,612	1,299	(257)	751	742	1,049
Net income (loss) available to common shareholders	$8,008	$10,387	$5,172	$(634)	$3,470	$3,562	$3,709
Net income (loss) per common share, basic and diluted	$0.97	$1.26	$0.63	$(0.08)	$0.42	$0.43	$0.45
Weighted average number of common shares, basic and diluted	8,274,419	8,248,284	8,272,570	8,263,370	8,287,317	8,260,259	8,251,672

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	September 30, 2020		June 30, 2020		September 30, 2019		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$325,516	25.0%	$284,843	22.2%	$207,441	20.7%	14.3%	56.9%
Residential real estate loans	157,518	12.1%	169,924	13.3%	162,801	16.2%	-7.3%	-3.2%
Commercial real estate loans	505,201	38.8%	497,279	38.8%	434,735	43.3%	1.6%	16.2%
Commercial industrial loans - Other	88,884	6.8%	96,640	7.5%	115,902	11.5%	-8.0%	-23.3%
Commercial industrial loans - PPP Loans	173,075	13.3%	171,650	13.5%	—	0.0%	0.8%	100.0%
Consumer loans	51,505	4.0%	60,166	4.7%	83,013	8.3%	-14.4%	-38.0%
Total Gross Loans	$1,301,699	100.0%	$1,280,502	100.0%	$1,003,892	100.0%	1.7%	29.7%
Less: Allowance for loan losses	(14,346)		(13,731)		(9,370)
Net deferred loan fees	(7,454)		(7,759)		(1,913)
Net Loans	$1,279,899		$1,259,012		$992,609
DEPOSITS:
Non-interest bearing demand deposits	$416,648	29.4%	$388,104	28.9%	$218,087	20.5%	7.4%	91.0%
Interest-bearing demand deposits:
Demand deposits	72,807	5.1%	18,266	1.4%	54,438	5.1%	298.6%	33.7%
Savings and NOW deposits	69,015	4.9%	65,876	4.9%	63,746	6.0%	4.8%	8.3%
Money market accounts	348,146	24.6%	332,246	24.8%	125,716	11.8%	4.8%	176.9%
Certificates of deposit $250,000 or more	211,800	14.9%	213,051	15.9%	239,719	22.4%	-0.6%	-11.6%
Certificates of deposit less than $250,000	298,629	24.1%	324,789	24.1%	362,177	34.2%	-8.1%	-17.5%
Total Deposits	$1,417,045	100.0%	$1,342,332	100.0%	$1,063,883	100.0%	5.6%	33.2%
BORROWINGS:
Federal Home Loan Bank advances	—	0.0%	10,000	40.3%	10,000	40.3%	-100.0%	-100.0%
Subordinated debt	14,827	100.0%	14,819	59.7%	14,798	59.7%	0.1%	0.2%
Total Borrowings	$14,827	100.0%	$24,819	100.0%	$24,798	100.0%	-40.3%	-40.2%
Total Deposits and Borrowings	$1,431,872		$1,367,151		$1,088,681		4.7%	31.5%

Core customer funding sources (1)	$1,066,236	74.5%	$939,474	68.7%	$655,631	60.2%	13.5%	62.6%
Brokered and listing service sources (2)	350,809	24.5%	402,858	29.5%	408,252	37.5%	-12.9%	-14.1%
Federal Home Loan Bank advances	—	0.0%	10,000	0.7%	10,000	0.9%	-100.0%	-100.0%
Subordinated debt (3)	14,827	1.0%	14,819	1.1%	14,798	1.4%	0.1%	0.2%
Total Funding Sources	$1,431,872	100.0%	$1,367,151	100.0%	$1,088,681	100.0%	4.7%	31.5%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended September 30, 2020			For the three months ended September 30, 2019
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,292,566	$15,083	4.67%	$996,777	$14,192	5.70%
Investment securities	73,486	491	2.67%	71,182	497	2.79%
Federal funds and interest-bearing deposits	108,666	12	0.04%	82,056	412	2.01%
Total interest earning assets	$1,474,718	$15,586	4.23%	$1,150,015	$15,101	5.25%
Other assets	65,665			43,524
Total assets	$1,540,383			$1,193,539
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$26,469	$56	0.85%	$58,510	$275	1.88%
Money market deposit accounts	332,750	490	0.59%	117,717	539	1.83%
Savings and NOW deposits	62,066	55	0.35%	62,975	71	0.45%
Time deposits	522,995	2,841	2.17%	587,537	3,900	2.66%
Total interest-bearing deposits	$944,280	$3,442	1.46%	$826,739	$4,785	2.32%
Federal funds and repos purchased	—	—	—	—	—	—
Subordinated debt	14,823	245	6.61%	14,795	244	6.60%
FHLB borrowings	4,511	13	1.15%	11,522	76	2.64%
Total interest-bearing liabilities	$963,614	$3,700	1.54%	$853,056	$5,105	2.39%
Demand deposits and other liabilities	428,726			209,125
Total liabilities	$1,392,340			$1,062,181
Stockholders’ Equity	148,043			131,358
Total Liabilities and Stockholders’ Equity	$1,540,383			$1,193,539
Interest Rate Spread			2.69%			2.86%
Net Interest Income		$11,886			$9,996
Net Interest Margin			3.22%			3.48%
Net Interest Margin, excluding PPP loans(4)			3.32%			3.48%

(1)	Includes loans classified as non-accrual
(2)	Includes average PPP balances of $172.7 million and related interest income of approximately $432,000 for the three months ended September 30, 2020
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the nine months ended September 30, 2020			For the nine months ended September 30, 2019
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,188,565	$43,702	4.90%	$970,708	$40,985	5.63%
Investment securities	73,504	1,488	2.70%	71,069	1,668	3.13%
Federal funds and interest-bearing deposits	123,217	416	0.45%	72,011	1,132	2.10%
Total interest earning assets	$1,385,286	$45,606	4.39%	$1,113,788	$43,785	5.24%
Other assets	65,368			41,883
Total assets	$1,450,654			$1,155,671
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$25,847	$209	1.08%	$57,517	$803	1.86%
Money market deposit accounts	288,836	1,742	0.80%	128,122	1,889	1.97%
Savings and NOW deposits	64,513	169	0.35%	61,418	218	0.47%
Time deposits	543,531	9,740	2.39%	535,083	10,466	2.61%
Total interest-bearing deposits	$922,727	$11,860	1.71%	$782,140	$13,376	2.28%
Federal funds and repos purchased	—	—	0.00%	46	—	0.00%
Subordinated debt	14,816	727	6.54%	14,788	723	6.52%
FHLB borrowings	8,266	107	1.73%	23,114	457	2.64%
Total interest-bearing liabilities	$945,809	$12,694	1.79%	$820,088	$14,556	2.37%
Demand deposits and other liabilities	361,771			208,328
Total liabilities	$1,307,580			$1,028,416
Stockholders’ Equity	143,074			127,255
Total Liabilities and Stockholders’ Equity	$1,450,654			$1,155,671
Interest Rate Spread			2.60%			2.87%
Net Interest Income		$32,912			$29,229
Net Interest Margin			3.17%			3.50%
Net Interest Margin, excluding PPP loans(4)			3.21%			3.50%

(1)	Includes loans classified as non-accrual
(2)	Includes average PPP balances of $102.9 million and related interest income of approximately $772,000 for the three months ended September 30, 2020
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Per share Data and Shares Outstanding
Earnings (losses) per common share (basic and diluted)	$0.63	$0.45	$0.97	$1.26
Book value per common share	$17.63	$16.13	$17.63	$16.13
Weighted average common shares (basic and diluted)	8,272,570	8,251,672	8,274,419	8,248,284
Common shares outstanding at end of period	8,277,837	8,260,259	8,277,837	8,260,259
Performance Ratios
Return on average assets (annualized)	1.34%	1.24%	0.74%	1.20%
Return on average assets, excluding impact of PPP loans (annualized)(2)	1.20%	1.24%	0.59%	1.20%
Return on average equity (annualized)	13.97%	11.29%	7.46%	10.88%
Yield on earning assets (annualized)	4.23%	5.25%	4.39%	5.24%
Cost of interest bearing liabilities (annualized)	1.54%	2.39%	1.79%	2.37%
Net interest spread	2.69%	2.86%	2.60%	2.87%
Net interest margin (annualized)	3.22%	3.48%	3.17%	3.50%
Net interest margin, excluding PPP loans (annualized)(2)	3.32%	3.48%	3.21%	3.50%
Noninterest income as a percentage of average assets (annualized)	0.74%	0.48%	0.51%	0.43%
Noninterest expense to average assets (annualized)	1.98%	2.17%	2.03%	2.15%
Efficiency ratio(3)	51.80%	56.76%	57.50%	56.70%
Asset Quality
Loans 30-89 days past due to total gross loans	0.08%	0.01%	0.08%	0.01%
Loans 90 days past due to total gross loans	0.08%	0.00%	0.08%	0.00%
Non-accrual loans to total gross loans	0.10%	0.00%	0.10%	0.00%
Other real estate owned	$1,580	$1,207	$1,580	$1,207
Non-performing assets	$2,822	$1,220	$2,822	$1,220
Non-performing assets to total assets	0.17%	0.10%	0.17%	0.10%
Non-performing assets to total assets, excluding PPP loans(2)	0.19%	0.10%	0.19%	0.10%
Allowance for loan losses to total gross loans	1.10%	0.94%	1.10%	0.94%
Allowance for loan losses to total loans, excluding PPP loans(2)	1.27%	0.94%	1.27%	0.94%
Allowance for loan losses to non-performing assets	5.08	7.68	5.08	7.68
Net loan charge-offs (recoveries)	$20	$—	$1,798	$721
Net charge-offs to average gross loans (annualized)	0.01%	0.00%	0.20%	0.10%
Net charge-offs to average gross loans, excluding PPP loans (annualized)(2)	0.01%	0.00%	0.22%	0.10%
Troubled debt restructurings (total)
Performing in accordance with modified terms	$—	$1,488	$—	$1,488
Not performing in accordance with modified terms	$—	$—	$—	$—
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	13.39%	13.60%	13.39%	13.60%
Tier 1 risk-based capital ratio	12.27%	12.77%	12.27%	12.77%
Leverage ratio	10.19%	12.52%	10.19%	12.52%
Common equity tier 1 ratio	12.27%	12.77%	12.27%	12.77%
Other information
Closing stock price	$12.24	$21.05	$12.24	$21.05
Equity / assets	10.63%	10.79%	10.63%	10.79%
Equity / assets, excluding PPP loans(2)	11.89%	10.79%	11.89%	10.79%
Average equity / average assets	9.61%	11.01%	9.86%	11.01%
Average equity / average assets, less average PPP loans(2)	10.82%	11.01%	10.62%	11.01%
Number of full time equivalent employees	123	118	123	118
# Full service branch offices	7	6	7	6

(1)	Regulatory capital ratios as of September 30, 2020 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income

Reconciliation of Certain Non-GAAP Financial Measures

(In thousands)

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
Pre-tax pre-provision earnings
Net income (GAAP)	$5,172	$3,709	$8,008	$10,387
Tax expense (benefit)	1,299	1,049	1,793	2,612
Provision for loan losses	635	185	6,560	1,260
Pre-tax pre-provision earnings (non-GAAP)	$7,106	$4,943	$16,361	$14,259

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
Paycheck Protection Program adjustment impact
Loans held for investment (GAAP)	$1,301,699	$1,001,979	$1,301,699	$1,001,979
Less: PPP loans	173,075	—	173,075	—
Loans held for investment, excluding PPP (non-GAAP)	$1,128,624	$1,001,979	$1,128,624	$1,001,979

Average loans held for investment (GAAP)	$1,292,566	$996,777	$1,188,565	$970,708
Less: Average PPP loans	172,659	—	102,891	—
Average loans held for investment, excluding PPP (non-GAAP)	$1,119,907	$996,777	$1,085,674	970,708

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
Net interest margin adjustment
Net interest income (GAAP)	$11,886	$9,996	$32,912	$29,229
Less: PPP fees recognized	644	—	1,235	—
Less: PPP interest income earned	432	—	772	—
Net interest income, excluding PPP income (non-GAAP)	10,810	9,996	30,905	29,229

Average interest earning assets (GAAP)	1,474,718	1,150,015	1,385,286	1,113,788
Less: average PPP loans	172,659	—	102,891	—
Average interest earning assets, excluding PPP (non-GAAP)	1,302,059	1,150,015	1,282,395	1,113,788
Net interest margin, excluding PPP (non-GAAP)	3.32%	3.48%	3.21%	3.50%

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
Total asset adjustment
Total assets (GAAP)	$1,630,188	$1,233,595	$1,630,188	$1,233,595
Less: PPP loans	173,075	—	173,075	—
Total assets, excluding PPP loans (non-GAAP)	1,457,113	1,233,595	1,457,113	1,233,595
Total equity (GAAP)	173,261	133,217	173,261	133,217
Equity / assets, excluding PPP loans (non-GAAP)	11.89%	10.80%	11.89%	10.80%

Average asset adjustment
Average assets (GAAP)	1,540,383	1,193,539	1,450,654	1,155,671
Less: average PPP loans	172,659	—	102,891	—
Total average assets, excluding average PPP loans	1,367,724	1,193,539	1,347,763	1,155,671
Total average equity (GAAP)	148,043	131,358	143,074	127,240
Average equity / average assets, excluding average PPP loans (non-GAAP)	10.82%	11.01%	10.62%	11.01%

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
Return on Average Assets, adjusted
Net income (GAAP)	$5,172	$3,709	$8,008	$10,387
Less: PPP fees recognized	644	—	1,235	—
Less: PPP interest income	432	—	772	—
Net income, excluding PPP income (non-GAAP)	4,096	3,709	6,001	10,387
Average total assets	1,540,383	1,193,539	1,450,654	1,155,671
Less: average PPP loans	172,659	—	102,891	—
Average total assets, excluding PPP (non-GAAP)	1,367,724	1,193,539	1,347,763	1,155,671
Return on average assets, excluding PPP (non-GAAP)	1.20%	1.24%	0.59%	1.20%

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
Nonperforming Assets to total assets, adjusted
Total nonperforming assets (GAAP)	$2,822	$1,207	$2,822	$1,207
Total assets (GAAP)	1,630,675	1,234,276	1,630,675	1,234,276
Less: PPP loans	173,075	—	173,075	—
Total assets, excluding PPP loans (non-GAAP)	1,457,600	1,234,276	1,457,600	1,234,276
Nonperforming assets to total assets, excluding PPP loans (non-GAAP)	0.19%	0.10%	0.19%	0.10%

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
Allowance for loan losses, adjusted
Allowance for loan losses (GAAP)	$14,346	$9,370	$14,346	$9,370
Total gross loans (GAAP)	1,301,699	1,001,979	1,301,699	1,001,979
Less: PPP loans	173,075	—	173,075	—
Total gross loans, excluding PPP loans (non-GAAP)	1,128,624	1,001,979	1,128,624	1,001,979
Allowance for loan losses to total loans, excluding PPP (non-GAAP)	1.27%	0.94%	1.27%	0.94%

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
Net charge-offs to average loans, adjusted
Total net charge-offs (GAAP)	$20	—	$1,798	$721
Total average gross loans (GAAP)	1,284,024	995,972	1,186,289	970,913
Less: average PPP loans	172,659	—	102,891	—
Total average gross loans, excluding PPP loans (non-GAAP)	1,111,365	995,972	1,083,398	970,913
Net charge-offs to average gross loans, excluding PPP (annualized) (non-GAAP)	0.01%	N/A	0.22%	0.10%